OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

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OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

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OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

  AS OF JULY 31, 2002, OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS' CLASS A SEC YIELD OF 6.41% EXCEEDED THE MEDIAN SEC YIELD IN LIPPER'S HIGH YIELD MUNICIPAL
                   DEBT FUNDS CATEGORY BY 134 BASIS POINTS.*

* Source: Lipper Inc. Lipper calculations do not include sales charges which, if included, would affect results. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

DIVIDEND DISTRIBUTIONS*

                    OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
                                 8/1/01-7/31/02
                          DIVIDEND PER SHARE (IN CENTS)
--------------------------------------------------------------------------------
         MONTH                 CLASS A         CLASS B      CLASS C
--------------------------------------------------------------------------------
         AUGUST                 4.7(cent)       4.0(cent)    4.0(cent)
         SEPTEMBER              4.7(cent)       4.1(cent)    4.1(cent)
         OCTOBER                4.7(cent)       4.0(cent)    4.0(cent)
         NOVEMBER               5.3(cent)       4.5(cent)    4.5(cent)
         DECEMBER               5.7(cent)       5.0(cent)    5.0(cent)
         JANUARY                6.2(cent)       5.5(cent)    5.5(cent)
         FEBRUARY               6.2(cent)       5.5(cent)    5.5(cent)
         MARCH                  6.2(cent)       5.5(cent)    5.5(cent)
         APRIL                  6.4(cent)       5.7(cent)    5.7(cent)
         MAY                    6.6(cent)       5.9(cent)    5.8(cent)
         JUNE                   6.9(cent)       6.2(cent)    6.2(cent)
         JULY                   6.9(cent)       6.2(cent)    6.2(cent)

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include accrued income earned by the Fund during the reporting period.

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LIPPER LEADER CONSISTENT RETURN

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS, CLASS A, HAS BEEN RECOGNIZED BY LIPPER INC. AS A LIPPER LEADER FOR CONSISTENT RETURN, BASED ON THE CONSISTENCY OF ITS TOTAL RETURNS OVER THE 36 MONTHS ENDED JULY 31, 2002.*

* Source: Lipper Inc. For the Consistent Return category, Lipper scores funds each month in their broad asset categories and peer groups, based on two characteristics: consistency, or the strength of a fund's performance trend, and effective return, meaning the fund's total return adjusted for its historical downside risk but without considering sales charges, over a 36-month period. Each fund receives a numerical score ranging from 1 (highest) to 5 (lowest), and all funds with a category score of 1 are designated Lipper Leaders for Consistent Return in their respective Lipper asset category. Lipper Leader designations do not imply that a fund had the best performance within its fund category, and NEITHER THAT DESIGNATION NOR THE FUND'S PAST PERFORMANCE IS A GUARANTEE OF FUTURE RESULTS. This Lipper Leader designation is for the Fund's A share class only; other share classes may have different performance characteristics. For the Fund's average annual total returns, see page 6.

  2002 FEDERAL TAXABLE EQUIVALENT YIELD CHART
--------------------------------------------------------------------------------
  TAX EXEMPT VS. TAXABLE YIELDS                                 TAXABLE RATE
                                               EFFECTIVE       NEEDED TO EQUAL
  2002 TAXABLE INCOME                           TAX RATE        TAX-FREE RATE
--------------------------------------------------------------------------------
  SINGLE RETURN        JOINT RETURN                              6.5%    7.0%
--------------------------------------------------------------------------------
  $0 - $6,000          $0 - $12,000              10.0%           7.2%    7.8%
  $6,001 - $27,950     $12,001 - $46,700         15.0%           7.7%    8.2%
  $27,951 - $67,700    $46,701 - $112,850        27.0%           8.9%    9.6%
  $67,701 - $141,250   $112,851 - $171,950       30.0%           9.3%   10.0%
  $141,251 - $307,050  $171,951 - $307,050       35.0%          10.0%   10.8%
  Over $307,050        Over $307,050             38.6%          10.6%   11.1%

The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation. These calculations are for illustrative purposes only and are not intended to predict or depict the Fund's performance.

PRIOR TO OCTOBER 1, 2001, THE FUND WAS A NON-DIVERSIFIED MUNICIPAL BOND FUND THAT FOCUSED PRIMARILY ON TAX-EXEMPT OBLIGATIONS OF THE STATE OF FLORIDA AND ITS SUBDIVISIONS AND MUNICIPALITIES. THEREFORE, PERFORMANCE PRIOR TO OCTOBER 1, 2001, IS NOT INDICATIVE OF PERFORMANCE FOR ANY SUBSEQUENT PERIOD.

DEAR SHAREHOLDER,

[PHOTO OMITTED]

JOHN V. MURPHY
CHAIRMAN,
PRESIDENT AND
CHIEF EXECUTIVE OFFICER
OPPENHEIMERFUNDS, INC.

     Although we're well into 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to for help in deciding where to invest their money. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
     Despite the continued challenges, there are signs of a slow but steady recovery in the U.S. economy. Rooted in a combination of low inflation, little pressure on the Federal Reserve Board (the Fed) to raise interest rates and the resilient U.S. consumer, business conditions are gradually improving. We believe the prospects for long-term investors look bright.
     In the short term, however, one factor unnerving the markets is what the investment industry refers to as "headline risk." That is, the chances of a company receiving negative media attention for actual or perceived wrongdoing. Over the last year, scandals in the accounting industry and on Wall Street and stories of poor leadership in big corporations have fueled this negative attention, creating an atmosphere of mistrust between investors and many big businesses. Consequently, the prices of individual stocks have fallen sharply over short periods of time, leaving many shareholders wondering what effect these price drops can have on mutual funds.
     The fact is, mutual funds, while certainly not immune to declining stock prices, offer clear-cut advantages over direct ownership of individual stocks. Perhaps the biggest advantage is the inherent diversification of many mutual funds. Because fund portfolios often contain a number of different investments, one company's poor performance usually does not have a dramatic effect on the fund as a whole. In addition, OppenheimerFunds portfolio management teams are made up of experienced professionals with the skills, experience and resources necessary to make informed investment decisions.
     Your financial advisor is an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
     We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

     Sincerely,

     /S/ John V. Murphy

     John V. Murphy
     President
     Oppenheimer Rochester National Municipals
     August 21, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST-RATE RISKS.

1  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

A "ROCHESTER" WAY WITH MUNICIPAL BONDS

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OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

     OppenheimerFunds, Inc. has operated as an investment advisor since 1960. As of July 31, 2002, OppenheimerFunds, Inc., including subsidiaries and affiliates, managed more than $120 billion in assets, including more than 60 mutual funds having more than five million shareholder accounts.
     The Rochester Division of OppenheimerFunds, Inc., located in Rochester, New York, is dedicated to the investment management and distribution of OppenheimerFunds' nine municipal bond funds. The Oppenheimer national and single-state municipal bond funds--including Oppenheimer Rochester National Municipals--pursue an investment approach focusing on specific sectors and regions of the municipal bond market.(1)

THE OPPENHEIMER MUNICIPAL BOND FUNDS

NATIONAL FUNDS

Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer Intermediate Municipal Fund

SINGLE-STATE FUNDS

Oppenheimer Pennsylvania Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer New Jersey Municipal Fund
Rochester Fund Municipals
Limited Term New York Municipal Fund
Oppenheimer New York Municipal Fund

1. To obtain a prospectus for any of the Oppenheimer municipal bond funds, including charges and expenses, contact OppenheimerFunds Distributor, Inc. Please consult your financial advisor for more details, and read the Prospectus carefully before investing or sending any money.

THE FUND'S DIVERSIFIED PORTFOLIO
     Diversification is one way that Oppenheimer Rochester National Municipals really stands out from the competition. We feel that merely concentrating the portfolio in a few, highly rated issues would dilute a primary advantage of mutual fund investing--PROFESSIONAL INVESTMENT MANAGEMENT.
     Instead, we strategically arrange a variety of bonds from many municipal sectors throughout the United States. We rely on our own research to assess the value of those under consideration. And we seek to capitalize on our market experience and trading strategies when buying investments that have met our criteria.
     As of July 31, 2002, Oppenheimer Rochester National Municipals' portfolio consisted of more than 150 different securities. Here's the breakdown:

                        BY MUNICIPAL SECTOR ON 7/31/02 AS
                          A PERCENTAGE OF INVESTMENTS*

Hospital/Health Care                      17.9%
Airlines                                  15.7
Special Assessment                        12.1
Adult Living Facilities                    8.4
Pollution Control                          7.5
Electric Utilities                         6.0
Paper, Containers & Packaging              5.7
Marine/Aviation Facilities                 4.5
Higher Education                           4.4
Multifamily Housing                        3.9
Single Family Housing                      3.5
Manufacturing, Non-Durable Goods           3.4
Manufacturing, Durable Goods               1.7
Resource Recovery                          1.6
Not-for-Profit Organization                1.5
Hotels, Restaurants & Leisure              0.8
Gas Utilities                              0.6
Municipal Leases                           0.4
Highways/Railways                          0.3
Sales Tax Revenue                          0.1
                                         ------
TOTAL                                    100.0%

*Portfolio data are subject to change and are dollar-weighted based on the total market value of investments.

2  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

DEAR FELLOW SHAREHOLDERS,

[PHOTO OMITTED]

RONALD H. FIELDING, CFA
FOUNDED THE ROCHESTER FUNDS IN MAY, 1983.
PORTFOLIO MANAGER AND CHIEF STRATEGIST FOR THE FUND.
RON IS JOINED BY HIS PORTFOLIO MANAGEMENT TEAM OF
ANTHONY N. TANNER, CFA AND DANIEL G. LOUGHRAN, CFA.

     August 31, 2002

     We are pleased to provide shareholders of Oppenheimer Rochester National Municipals with the Fund's 2002 Annual Report--our first such report since assuming management of the Fund, under its new, high-yield municipal bond investment objective, on October 1, 2001. Prior to that date, this Fund had been the Oppenheimer Florida Municipal Fund.
     The Fund's Class A distribution yield--the yield reflective of the Fund's dividend payout rate--is 7.31% (without sales charge) aS of July 31, 2002. For taxpayers reporting more than $112,851 on joint federal income tax returns ($67,700 for single filers) this yield is equal to 10.44% on an investment subject to federal income tax. For other comparisons, you can find additional information on taxable equivalent yields within this report. We believe that Oppenheimer Rochester National Municipals has offered an attractive investment choice for shareholders during this reporting period.
     During this 10-month period, investors have realized SIX SEPARATE INCREASES IN THE FUND'S MONTHLY DIVIDEND. Starting in November 2001, Class A shareholders have received a total $0.0217 per share increase in the monthly dividend, RAISING IT FROM $0.0473 TO $0.069 PER SHARE; other share classes had proportional increases.(1)
     At fiscal year-end, the Fund provided Class A shareholders with a one-month Standardized Yield of 6.41%--significantly exceeding the average 5.07% standardized yield of 64 High Yield Municipal Debt Funds, according to Lipper, Inc.(2) Lipper's ranking of this yield in a field of 64 funds reflects the effectiveness of our time-tested investment-management strategies on a national scale. In fact, our strategies have been developed with recognition of the importance of tax-free income to our investors.
     This Fund's objective, as stated in the Prospectus, is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. Most investors recognize that the greatest advantage of mutual fund investing is PROFESSIONAL INVESTMENT MANAGEMENT--the devotion of an investment team to spread the Fund's portfolio over a variety of bonds and bond types, continually reviewing each holding and analyzing new issues. These efforts are aimed at reducing the potential impact of adversity and maximizing the potential to earn high yields.
     Here in Rochester we believe that the strengths of our portfolio investment management style go even farther. In addition to reviewing the broad spectrum of municipal bonds available to investors, Oppenheimer Rochester National Municipals pursues special situations that are often overlooked by the market in general. When properly investigated, selected for their potential and folded into the portfolio, these issues have the potential to increase the Fund's yield. Many years of experience help us to carefully scrutinize issues whose advantages have not yet been realized by our competitors.
     We also look to small issues to provide the Fund with significant yield contributions. Small issues are typically less liquid than equivalent-quality large issues. But we look to include bonds of smaller issuers, from across the United States, because they typically provide higher yields than equivalent-quality larger issues.
     Smaller issuers are also receptive to our preference for graduated payment of principal, creating a "sinking fund" payment schedule. This enables the Fund to benefit from an accelerated debt schedule, thereby increasing the return on investment and reducing the duration of an individual loan.(3)
     We also believe that careful credit research on unrated issues can be very rewarding. Unrated bonds usually involve greater risk than bonds in higher-rated categories as determined by Standard & Poor's or Moody's rating services. However, some highly creditworthy issuers

3  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

               DIVIDEND HISTORY

               OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

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[Edgar Representation of Data Points Used in Printed Graphic]

Dividend History

Oppenheimer Rochester National Municipals

Jul-01       $0.0473
Aug-01       $0.0473
Sep-01       $0.0473
Oct-01       $0.0473
Nov-01       $0.0525
Dec-01       $0.0570
Jan-02       $0.0620
Feb-02       $0.0620
Mar-02       $0.0620
Apr-02       $0.0640
May-02       $0.0660
Jun-02       $0.0690
Jul-02       $0.0690

SHORT-TERM INTEREST RATES FELL DURING THIS REPORTING PERIOD. BUT TO DATE, THE FUND'S ACTUAL DIVIDEND PAYOUT HAS BEEN RAISED A TOTAL OF SIX TIMES SINCE JULY 2001--A TOTAL INCREASE OF 46.8% FOR CLASS A SHARES.

intentionally opt to forego the expense of obtaining a credit rating. We analyze unrated issues to determine the true risks as weighed against their yield, in an effort to provide shareholders with a favorable risk/reward situation.
     Our commitment to internal research also enables us to focus our attention on premium coupon callable bonds, delving beyond the call date and analyzing a bond's structure and covenants. This helps us to isolate characteristics indicating the likelihood of an issue remaining uncalled after a stated call date, resulting in above-market yields and very low price volatility.
     And we "scavenger hunt" in the secondary markets, seeking to purchase bonds in small quantities--below $100,000--that may add incrementally small, but eventually significant, yield to the portfolio.
     Evaluating and negotiating these unique opportunities takes time and effort. But we have long believed that, when you are paying for portfolio investment management, you should demand and receive the extra effort and resourcefulness needed to enhance yields and yield-driven returns.
     In all, we believe that this Fund's shareholders have benefited from opportunities in high-yield municipal bond investing during this reporting period. We will continue to pursue the Fund's goal of offering long-term investors high, federally tax-free yields, and look forward to reporting on the Fund's progress in the coming quarters. In the meantime, please learn more about the specifics of your
     Fund's performance and our perspective on current market conditions by reading the "Management Discussion and Analysis" section immediately following this letter.
     Thank you for choosing Oppenheimer Rochester National Municipals.

     Sincerely,

     /S/ Anthony A. Tanner

     Anthony A. Tanner, CFA
     Vice President and Portfolio Manager

     /S/ Ronald H. Fielding

     Ronald H. Fielding, CFA
     Senior Vice President and Portfolio Manager

1. Dividend payments are subject to approval by the Fund's Board of Trustees and may be changed at any time. There can be no assurance that the Fund will pay a dividend.
2. According to Lipper, Inc., an independent mutual fund monitoring service. Oppenheimer Rochester National Municipals is categorized by Lipper as a High Yield Municipal Debt Fund. Prior to 10/1/01, the Fund was not in the High Yield Municipal Debt Fund category. The Fund's Class A total returns are ranked 5th for 1-year and 2nd for 5-year performance out of 72 and 43 High Yield Municipal Debt Funds, respectively. Lipper performance rankings do not take sales charges into consideration, and assume reinvestment of dividends and capital gains distributions. Sales charges, if included, would affect results. Past performance is not a guarantee of future results.
3. Securities issued by smaller municipalities may have less liquidity than those issued by larger municipalities.

4  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

MANAGEMENT DISCUSSION AND ANALYSIS

[PHOTO OMITTED]

THE ROCHESTER INVESTMENT TEAM (L TO R)
RONALD H. FIELDING, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER AND
CHIEF STRATEGIST, ROCHESTER DIVISION
FOUNDED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
MAY 1983

ANTHONY A. TANNER, CFA
VICE PRESIDENT AND PORTFOLIO MANAGER,
ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
JUNE 1991

DANIEL G. LOUGHRAN, CFA
VICE PRESIDENT AND PORTFOLIO MANAGER,
ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
OCTOBER 1994

RICHARD A. STEIN, CFA
VICE PRESIDENT--CREDIT ANALYSIS, ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
MAY 1993

CHRISTOPHER D. WEILER, CFA
ASSISTANT VICE PRESIDENT--CREDIT ANALYSIS,
ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
JANUARY 1999

NOT PICTURED:

MARK DEMITRY
CREDIT ANALYST, ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
JULY 2001

ROBERT BERTUCCI
CREDIT ANALYST, ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
MAY 2002

     The primary goal of Oppenheimer Rochester National Municipals is to earn a high level of current income, exempt from federal income taxes, for its investors. We believe that the Fund accomplished that goal during this reporting period.(1)
     The Fund's Class A shares provided an annualized, federal tax-free distribution yield of 7.31% (computed without sales charge) as of July 31, 2002. This is the equivalent of 11.25% in taxable yield for a taxpayer at the 35% federal tax rate. For taxpayers at a higher federal income tax rate, the equivalent yield is even more attractive.
     Since the Fund undertook its new, high-yield investment objective on October 1, 2001, THE FUND'S CLASS A MONTHLY DIVIDEND HAS INCREASED ON SIX SEPARATE OCCASIONS. The chart labeled "Dividend History--Oppenheimer Rochester National Municipals" shows that the Fund's Class A monthly dividend has increased by 46.8%--from $0.047 per share in October 2001 to $0.069 per share with the July 2002 distribution. Monthly dividends for the Fund's other share classes have also increased. According to Lipper, Inc., the Fund's Class A distribution yield of 7.31% (without sales charge) was significantly higher than the 5.30% average distribution yield (without sales charge) of the 72 municipal bond funds in its High Yield Municipal Debt Funds category as of July 31, 2001.(2)
     The Fund's attractive tax-free yield and investment consistency was appealing to investors, especially compared to the significant volatility and negative returns of the stock markets. In fact, 2002 is on track to be the third consecutive calendar year in which equities will post negative returns at the same time municipal bonds deliver attractive positive total returns. During this reporting period, long-term municipal bonds performed very well relative to most other asset classes, particularly compared to the broader equity markets. The 7.20% and 6.57% advances in the Lehman Brothers 10- and 20-Year Municipal Bond Indices, respectively, countered declines of -16.97% for the Dow Jones Industrial Average, and -34.48% for the NASDAQ Composite Index.3 Returns on other investments long considered "safe havens" like CDs and money market funds were also diminished by the declines in short-term yields, introducing the prospect of reinvestment risk to holders of these instruments. In the face of continuing uncertainty, the Fund offered investors attractive distribution yield, investment consistency, and positive total return performance during the reporting period.
     After-tax municipal bond yields compared very favorably to yields generated by comparable-maturity U.S. Treasury securities, as well. Historically, long-term municipal bond yields have been equivalent to 80%-85% of Treasury bond yields, since exemption from federal income tax makes municipal bond

1. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend. Dividends for Class B and Class C shares are typically lower than those for Class A shares, because the Fund's operating expenses for Class B and Class C shares are typically higher. See page 6 for the Fund's 1-, 5- and 10-year average annual total returns with and without applicable sales charges. Past performance is not a guarantee of future results.
2. As of 7/31/02, Oppenheimer Rochester National Municipals (Class A shares) provided a ONE-MONTH SEC YIELD OF 6.41%, higher than the 5.07% median yield of 64 High Yield Municipal Debt funds calculated by Lipper. Lipper calculations do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Distribution yield at Net Asset Value (NAV) based on last distribution is annualized and divided by period-end NAV per share. Standardized yield (based on net investment income for the one-month period ended 7/31/02) is annualized and divided by the period-end offering price. As of 7/31/02, Oppenheimer Rochester National Municipals (Class A shares) provided a distribution yield of 6.97% at Maximum Offering Price (that is, with sales charges deducted). Falling NAVs will tend to artificially raise yields. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.
3. The Lehman Brothers 10- and 20-Year Municipal Bond Indices are unmanaged indices consisting of municipal bonds having remaining maturities of between eight and 12 years and between 12 and 17 years, respectively. The Dow Jones Industrial Average is a price-weighted average of 30 large domestic stocks. The NASDAQ Composite Index is a broad-based, capitalization-weighted index of all NASDAQ National Market and Smallcap stocks. None of the indices can be purchased directly by investors.

5  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

MANAGEMENT DISCUSSION AND ANALYSIS  Continued

                                      YIELDS
                                   AS OF 7/31/02
--------------------------------------------------------------------------------
             DISTRIBUTION YIELD                                 STANDARDIZED
                                                                    YIELD
                         At NAV              At MOP
                (without sales charge)  (with sales charge)
--------------------------------------------------------------------------------
  CLASS A              7.31%                 6.97%                   6.41%
  CLASS B              6.55%                 6.55%                   5.95%
  CLASS C              6.56%                 6.56%                   5.94%

Distribution yield at Maximum Offering Price (MOP) (based on last distribution) and standardized yield (based on net investment income for the one-month period ended 7/31/02) are annualized and divided by period-end offering price. Distribution yield at Net Asset Value (NAV) does not include sales charges. For Classes B and C, distribution yield at MOP does not include contingent deferred sales charges. Falling share prices may artificially increase yields.

                                  TOTAL RETURNS
                                 AS OF 7/31/02*
--------------------------------------------------------------------------------
                     CUMULATIVE                                 AVERAGE ANNUAL
                        NAV                MOP          NAV          MOP
                      (without            (with       (without      (with
                     sales charge)     sales charge) sales charge) sales charge)
   A SHARES
--------------------------------------------------------------------------------
   1-YEAR              6.89%                 1.81%       6.89%       1.81%
   5-YEAR             28.60%                22.49%       5.16%       4.14%
   LIFE-OF-CLASS
   (10/1/93)          59.87%                52.28%       5.46%       4.88%
--------------------------------------------------------------------------------
   B SHARES
--------------------------------------------------------------------------------
   1-YEAR              6.07%                 1.07%       6.07%       1.07%
   5-YEAR             23.78%                21.82%       4.36%       4.03%
   LIFE-OF-CLASS
   (10/1/93)          52.99%                52.99%       4.93%       4.93%
--------------------------------------------------------------------------------
   C SHARES
--------------------------------------------------------------------------------
   1-YEAR              6.09%                 5.09%       6.09%       5.09%
   5-YEAR             23.86%                23.86%       4.37%       4.37%
   LIFE-OF-CLASS
   (8/29/95)          41.85%                41.85%       5.18%       5.18%
--------------------------------------------------------------------------------

*Class A Average Annual Total Returns at Maximum Offering Price (MOP) for the 1-, 5-year and life-of-class periods ended 6/30/02 were 2.69%, 4.47% and 4.85%, respectively. Class B Average Annual Total Returns (including the applicable Contingent Deferred Sales Charge) for the 1-, 5-year and life-of-class periods ended 6/30/02 were 1.99%, 4.36% and 4.91%, respectively. Class C Average Annual Total Returns for the 1-year (including the 1% Contingent Deferred Sales Charge), 5-year and life-of-class periods ended 6/30/02 were 6.01%, 4.69% and 5.16%, respectively.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the 4.75% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the life-of-class return for Class B uses Class A performance for the period after conversion. Class C returns for the 1-year period include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

The Fund's performance may, from time to time, be subject to substantial short-term changes, particularly during periods of market or interest-rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com. Investment returns and the principal value of an investment in the Fund will fluctuate over time, and your shares, when redeemed, may be worth more or less than when they were purchased.

yields generally higher on an after-tax basis. Yet as of July 31, 2002, long-term investment-grade municipal bond yields were available at over 95% of Treasury bond yields.(4) This indicates that municipal bonds were a tremendous value for investors seeking tax-free income.
     Thus far during 2002, reduced income tax revenues and generally lower interest rates have prompted municipalities nationwide to increase borrowing, as evidenced by the record $190 billion of total new municipal securities issued year to date. With yields on short- and intermediate-term municipal bonds at very low levels, many municipalities have opted to refinance higher cost debt with new bonds issued at lower rates, adding to the supply of new issues available in the municipal bond market.
     Short-term municipal bonds have been subject to increasing demand, driving their prices up and, consequently, their yields down. At the same time, municipal bonds with longer time horizons received less attention from investors, improving their relative yields significantly. General investor preference for insured and AAA rated municipal bonds also has led to reduced demand for smaller issues and those not rated by a rating agency. Accordingly, the types of municipal bonds we seek to add to the Fund's portfolio have remained plentiful--and, in our opinion, priced attractively.
     The breadth of issues available in the municipal market complemented our bottom-up, research-oriented investment style. Our approach in managing municipal bonds gives us the flexibility to evaluate a wide variety of issues and the ability to respond quickly as opportunities arise in both the primary and secondary markets. We avoid pursuing so-called "top down" strategies that introduce the uncertainty of accurately forecasting the direction of interest rates and timing the bond market.
     Those strategies can expose investors to substantial volatility and increased transaction costs. Instead, we employ bottom-up strategies that involve the rigorous analysis and careful selection of individual issues that are often undervalued and overlooked by investors in general. This includes researching smaller issues and those which are unrated. Our research often unearths unrated issuers with favorable credit characteristics who intentionally forego the time and expense to obtain a published credit rating. Because low risk is more than high credit ratings, we rigorously evaluate the true credit risks of smaller and unrated issues to identify those which can contribute above-average income without incurring undue credit risk.
     Another important feature of our portfolio management style is that we are "value managers" in much the same sense as that term applies to some equity portfolio managers. We rigorously research and add issues from unpopular sectors that most municipal bond market participants are not currently buying, and sell those issues that are currently popular in the market--because they tend to be overpriced.(5) This strategy is well served by the fact that municipal bond funds, managed by municipal bond investment professionals, comprise only about one third of overall municipal bond market buying and selling activity. For this reason, research capability and risk-management strategies employed in the municipal bond market are significantly different than in equity markets. These are two factors that enable us to take early advantage of opportunities.
     The Fund's positions in tobacco securitization bonds provide an example. Three years ago, states began to issue bonds securitizing the payments they were to receive from settlements with tobacco companies. These "tobacco bonds" are still being issued today, and most such issues carry a rating of A+. Nonetheless, they can be obtained at yields at least 100 basis points higher

4. Payment of interest and principal value of U.S. Treasury securities is backed by the full faith and credit of the U.S. Government and these may offer fixed rates of return. The Fund's net asset value and dividends are not guaranteed and will fluctuate.
5. See page 10 for a complete list of the Fund's holdings as of 7/31/02.

6 OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS than comparably rated bonds with the same maturities. This is largely because, while the true value of tobacco bonds has become somewhat more widely recognized since they were first issued, many market participants still take a "wait-and-see" attitude. It is important to know that, over time, new issuance of tobacco bonds will decline. And as issuers begin to redeem these bonds in coming years, we anticipate that the bonds will offer the potential for price appreciation in addition to very attractive yields.(5)
     We continued to exploit a variety of potential municipal bond market inefficiencies to obtain higher yields and limit volatility. Compared to the corporate and government bond markets, the municipal bond market is dominated by smaller, infrequent issuers. These smaller issuers must often offer higher yields than larger issuers of equivalent quality to attract investor attention, and we take the time to evaluate these issues when they can enhance the Fund's potential yield. In addition to size inefficiencies, the municipal bond market is less efficient in retiring premium coupon callable bonds. In the corporate bond market, issuers often move quickly to redeem outstanding high-cost debt when it becomes economically feasible. But, because of a variety of size and expense limitations, high coupon bonds which can be called are often left outstanding in the municipal bond market. We research and identify premium callable bonds that we believe may remain outstanding after they have become callable--thereby providing above-average income to our shareholders.
     We have had particular success in obtaining investment-grade premium coupon callable bonds from a number of small issuers for which the refinancing costs have outweighed the potential interest savings that could be achieved in a refinancing. These bonds have remained outstanding beyond their call dates and are providing yields much higher than are indicative of investment-grade issuers. By taking the time to research less-followed situations in the municipal bond market, like callable bonds, we have been able to construct a portfolio with above-average yield, without excess credit risk. While a typical high-yield bond fund may hold 60%-70% of its assets in non-investment-grade issues, the Fund held only 52% of its assets in non-investment-grade issues. In fact, the average credit quality of the portfolio is BBB. This demonstrates our ability to achieve above-average yield by taking a smaller amount of a wider variety of risks.
     Since October 1, 2001, the Fund has grown from $68 million to $333 million in net assets. The total number of issues held in the Fund rose to 153, representing 35 states. In reviewing the Fund's holdings, you will notice issues from many states and from a variety of market sectors as well. Our investment activities center on evaluating all corners of the market to find those issues that will add the most value to the portfolio. The diverse group of holdings which comprise the Fund strongly reflect this emphasis. The high level of diversification extends within industry sectors as well. Sectors such as senior living facilities and secured marine and aviation facilities provided sources for new portfolio holdings with above-average income and favorable credit characteristics. Issuers in these sectors often either have long, stable operating histories or provide essential services with strong ongoing demand. Our investment team seeks to spread the Fund's holdings over many individual bond issues, and reduce a wide variety of risks, especially those associated with interest rates. Having many different types of bonds helps to lessen the potentially adverse effects of any single risk while creating the potential to earn high yields. The municipal bond mutual fund format enables investors to easily and affordably gain these advantages of professional investment management.
     Declining short-term interest rates have exposed some investors to the effects of "reinvestment risk." This is the risk that, as a fixed income investment matures, market conditions may not allow the maturing principal to be reinvested at interest rates as favorable as had been offered by the original investment. This year, investors in many different types of fixed income vehicles may have been negatively impacted by this risk, as short-term interest rates declined steadily throughout the year. Taking inflation into account, real returns on these investments have shrunk to almost zero--resulting in substantially diminished income and purchasing power. For those whose investment income makes up a significant percentage of their total income, reinvestment risk can have a very negative effect on returns from investments that are often regarded as safe.
     There are several reasons why we believe that 2002 continues to hold promise for bond investments. One is that the U.S. economy is currently experiencing subdued inflation, and we would expect bond prices to continue to respond favorably should these conditions remain. As of July 31, 2002, tax-free yields continued to be very attractive compared to inflation levels. Credit yield spreads between the highest quality AAA issuers and other investment-grade and non-rated issuers remained well above historical averages as of July 31, 2002, as well. The Fund may not only realize a valuable yield benefit from investing in this "spread product", but could also stand to benefit in overall performance if these spreads narrow to more typical levels.
     As the U.S. proceeds through economic recovery, many believe that short-term interest rates will rise. Although inflation remains under control at present, we would expect the Fed to remain vigilant against it. In the broader analysis, it is important to remember that interest rates generally move in cycles--and the value of an investment through market cycles WILL exhibit some volatility. But we continue to believe that it is a mistake for investors to "time" their bond fund purchases (or sales) in reaction to forecasts of future interest-rate changes.
     As always, we strongly suggest that you consult with your financial advisor to make sure that the mix of investments in your own portfolio best suits your investment strategy. As of this report, Oppenheimer Rochester National Municipals shareholders have already seen how federal tax-free yield can result in very attractive total returns, especially when compared to many other asset classes.

7  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

COMPARING THE FUND'S PERFORMANCE TO THE MARKET

     The graphs on this page detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2002. In the case of Class A shares, performance is measured from inception on October 1, 1993. In the case of Class B and Class C shares, performance is measured from inception of each class on October 1, 1993, and August 29, 1995, respectively. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares.
     The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market, i.e. municipal bonds that are exempt from federal tax but generally not state or local income taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.
     The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate. The Lipper High Yield Municipal Debt Index includes funds which invest primarily in securities exempt from federal income tax but generally not state or local income taxes, without considering sales charges. It is an unmanaged index and cannot be purchased directly by investors. It does not predict or depict the performance of any Fund. Index performance information for Class A, B and C shares begins on 9/30/93, 9/30/93 and 8/31/95, respectively.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, THE LIPPER HIGH YIELD MUNICIPAL DEBT INDEX AND THE CONSUMER PRICE INDEX

CLASS A SHARES

[GRAPHIC OMITTED]
[Edgar Representation of Data Points Used in Printed Graphic]


                   Oppenhimer      Lehman         Lipper
                    Rochester      Brothers      High Yield      Consumer
                    National      Municipal      Municipal        Price
                   Municipals     Bond Index     Debt Index       Index
10/01/1993         $ 9,525         $10,000        $10,000        $10,000
12/31/1993           9,944          10,140         10,141         10,048
03/31/1994           9,285           9,584          9,666         10,145
06/30/1994           9,261           9,689          9,741         10,200
09/30/1984           9,297           9,756          9,790         10,296
12/31/1994           9,182           9,616          9,637         10,317
03/31/1995           9,884          10,296         10,271         10,434
06/30/1995          10,101          10,544         10,507         10,510
09/30/1995          10,329          10,847         10,767         10,558
12/31/1995          10,798          11,295         11,245         10,579
03/31/1996          10,667          11,159         11,069         10,731
06/30/1996          10,718          11,244         11,137         10,799
07/31/1996          10,825          11,346         11,222         10,820
10/31/1996          11,064          11,632         11,509         10,910
01/31/1997          11,257          11,817         11,692         10,965
04/30/1997          11,285          11,865         11,781         11,041
07/31/1997          11,841          12,509         12,380         11,061
10/31/1997          12,002          12,620         12,550         11,137
01/31/1998          12,372          13,012         12,939         11,137
04/30/1998          12,328          12,969         12,964         11,199
07/31/1998          12,614          13,259         13,219         11,247
10/31/1998          12,878          13,631         13,464         11,303
01/31/1999          13,102          13,877         13,638         11,323
04/30/1999          13,100          13,870         13,694         11,454
07/31/1999          12,785          13,641         13,518         11,489
10/31/1999          12,352          13,390         13,122         11,592
01/31/2000          12,185          13,373         12,874         11,633
04/30/2000          12,539          13,743         13,143         11,806
07/31/2000          12,949          14,229         13,387         11,909
10/31/2000          13,242          14,530         13,560         11,992
01/31/2001          13,780          15,150         13,742         12,068
04/30/2001          13,781          15,168         13,833         12,192
07/31/2001          14,247          15,662         14,266         12,233
10/31/2001          14,598          16,056         14,446         12,247
01/31/2002          14,559          16,044         14,372         12,205
04/30/2002          14,884          16,230         14,508         12,391
07/31/2002          15,228          16,713         14,819         12,412


   o  Oppenheimer
      Rochester National
      Municipals
   o  Lehman Brothers
      Municipal
      Bond Index
   o  Lipper High Yield
      Municipal
      Debt Index
   o  Consumer Price Index

     Average Annual Total Return of Class A Shares of the Fund at 7/31/02(1)
                 1-YEAR 1.81%    5-YEAR 4.14%    LIFE-OF-CLASS 4.88%

CLASS B SHARES
[GRAPHIC OMITTED]
[Edgar Representation of Data Points Used in Printed Graphic]

                   Oppenhimer      Lehman         Lipper
                    Rochester      Brothers      High Yield      Consumer
                    National      Municipal      Municipal        Price
                   Municipals     Bond Index     Debt Index       Index
10/01/1993          $10,000        $10,000        $10,000       $10,000
12/31/1993           10,435         10,140         10,141        10,048
03/31/1994            9,726          9,584          9,666        10,145
06/30/1994            9,683          9,689          9,741        10,200
09/30/1994            9,693          9,756          9,790        10,296
12/31/1994            9,556          9,616          9,637        10,317
03/31/1995           10,266         10,296         10,271        10,434
06/30/1995           10,471         10,544         10,507        10,510
09/30/1995           10,697         10,847         10,767        10,558
12/31/1995           11,162         11,295         11,245        10,579
03/31/1996           10,995         11,159         11,069        10,731
06/30/1996           11,027         11,244         11,137        10,799
07/31/1996           11,141         11,346         11,222        10,820
10/31/1996           11,365         11,632         11,509        10,910
01/31/1997           11,531         11,817         11,692        10,965
04/30/1997           11,549         11,865         11,781        11,041
07/31/1997           12,095         12,509         12,380        11,061
10/31/1997           12,236         12,620         12,550        11,137
01/31/1998           12,588         13,012         12,939        11,137
04/30/1998           12,521         12,969         12,964        11,199
07/31/1998           12,785         13,259         13,219        11,247
10/31/1998           13,028         13,631         13,464        11,303
01/31/1999           13,229         13,877         13,638        11,323
04/30/1999           13,202         13,870         13,694        11,454
07/31/1999           12,862         13,641         13,518        11,489
10/31/1999           12,410         13,390         13,122        11,592
01/31/2000           12,242         13,373         12,874        11,633
04/30/2000           12,597         13,743         13,143        11,806
07/31/2000           13,009         14,229         13,387        11,909
10/31/2000           13,304         14,530         13,560        11,992
01/31/2001           13,844         15,150         13,742        12,068
04/30/2001           13,846         15,168         13,833        12,192
07/31/2001           14,313         15,662         14,266        12,233
10/31/2001           14,666         16,056         14,446        12,247
01/31/2002           14,627         16,044         14,372        12,205
04/30/2002           14,953         16,230         14,508        12,391
07/31/2002           15,299         16,713         14,819        12,412


     Average Annual Total Return of Class B Shares of the Fund at 7/31/02(2)
                 1-YEAR 1.07%    5-YEAR 4.03%    LIFE-OF-CLASS 4.93%


CLASS C SHARES
[GRAPHIC OMITTED]
[Edgar Representation of Data Points Used in Printed Graphic]

                   Oppenhimer      Lehman         Lipper
                    Rochester      Brothers      High Yield      Consumer
                    National      Municipal      Municipal        Price
                   Municipals     Bond Index     Debt Index       Index
08/29/1995          $10,000        $10,000        $10,000       $10,000
09/30/1995           10,131         10,063         10,070        10,020
12/31/1995           10,586         10,479         10,518        10,039
03/31/1996           10,433         10,353         10,352        10,183
06/30/1996           10,455         10,432         10,416        10,249
07/31/1996           10,563         10,526         10,496        10,268
10/31/1996           10,775         10,791         10,764        10,353
01/31/1997           10,929         10,963         10,936        10,406
04/30/1997           10,935         11,008         11,019        10,477
07/31/1997           11,452         11,605         11,579        10,497
10/31/1997           11,585         11,708         11,738        10,569
01/31/1998           11,920         12,072         12,101        10,569
04/30/1998           11,855         12,032         12,125        10,628
07/31/1998           12,106         12,301         12,364        10,674
10/31/1998           12,337         12,647         12,593        10,726
01/31/1999           12,528         12,874         12,755        10,746
04/30/1999           12,502         12,868         12,808        10,870
07/31/1999           12,179         12,655         12,643        10,903
10/31/1999           11,744         12,423         12,273        11,001
01/31/2000           11,562         12,407         12,041        11,040
04/30/2000           11,876         12,750         12,292        11,203
07/31/2000           12,242         13,201         12,521        11,302
10/31/2000           12,495         13,480         12,682        11,380
01/31/2001           12,979         14,055         12,853        11,452
04/30/2001           12,957         14,072         12,938        11,570
07/31/2001           13,370         14,531         13,342        11,609
10/31/2001           13,674         14,896         13,511        11,622
01/31/2002           13,612         14,884         13,442        11,583
04/30/2002           13,890         15,057         13,569        11,759
07/31/2002           14,184         15,506         13,860        11,779


     Average Annual Total Return of Class C Shares of the Fund at 7/31/02(3)
                 1-YEAR 5.09%    5-YEAR 4.37%    LIFE-OF-CLASS 5.18%

1. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
2. Class B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 5% (1-year) and 2% (5-year) contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PLEASE NOTE: GRAPHS ARE NOT DRAWN TO THE SAME SCALE.

8  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

                                                                      FINANCIALS

9  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS

   PRINCIPAL                                                                                                         MARKET VALUE
      AMOUNT                                                                      COUPON              MATURITY         SEE NOTE 1
====================================================================================================================================
 MUNICIPAL BONDS AND NOTES--106.2%
------------------------------------------------------------------------------------------------------------------------------------
 ALABAMA--3.2%
 $ 4,915,000   Courtland, AL IDB (Champion International Corp.)                    7.200%           12/01/2013        $ 5,072,083
------------------------------------------------------------------------------------------------------------------------------------
   3,200,000   Huntsville, AL Special Care Facilities FA (Carlton Cove, Inc.)      8.125            11/15/2031          3,224,032
------------------------------------------------------------------------------------------------------------------------------------
   2,250,000   Rainbow City, AL HFFA (Regency Pointe)                              8.250            01/01/2031          2,308,163
                                                                                                                      --------------
                                                                                                                       10,604,278
------------------------------------------------------------------------------------------------------------------------------------
 ARIZONA--0.3%
     875,000   Valley HDC of Phoenix, AZ (Roosevelt Plaza/Section 8 Hsg.)          8.000            10/01/2020            874,781
------------------------------------------------------------------------------------------------------------------------------------
 ARKANSAS--0.0%
       5,000   Pope County, AR Pollution Control (Arkansas Power & Light Company)  6.300            11/01/2020              5,010
------------------------------------------------------------------------------------------------------------------------------------
 CALIFORNIA--6.6%
       5,000   CA EFA (Loyola University)                                          6.000            10/01/2014              5,019
------------------------------------------------------------------------------------------------------------------------------------
      25,000   CA HFFA (Small Facilities Loan)                                     6.700            03/01/2011             25,548
------------------------------------------------------------------------------------------------------------------------------------
   3,000,000   CA Statewide Communities Devel. Authority (Elder Care Alliance)     8.250            11/15/2032          3,024,720
------------------------------------------------------------------------------------------------------------------------------------
      20,000   Escondido, CA COP (Redwood Terrace Lutheran Home)                   7.000            11/01/2007             20,376
------------------------------------------------------------------------------------------------------------------------------------
  15,000,000   Los Angeles, CA Regional Airports Improvement Corp.
               (American Airlines)                                                 7.500            12/01/2024         13,973,100
------------------------------------------------------------------------------------------------------------------------------------
   4,580,000   Los Angeles, CA Regional Airports Improvement Corp.
               (Continental Airlines)                                              9.250            08/01/2024          4,770,803
------------------------------------------------------------------------------------------------------------------------------------
      15,000   Sacramento, CA COP (Public Facilities)                              6.500            07/01/2007             15,208
                                                                                                                      --------------
                                                                                                                       21,834,774
------------------------------------------------------------------------------------------------------------------------------------
 COLORADO--0.3%
   2,000,000   Denver, CO City & County Airport Special Facilities
               (United Air Lines)                                                  6.875            10/01/2032            970,020
------------------------------------------------------------------------------------------------------------------------------------
 DELAWARE--0.0%
       5,000   DE EDA (1st Mtg.), Series A                                         8.125            05/01/2012              5,111
------------------------------------------------------------------------------------------------------------------------------------
 FLORIDA--16.7%
   6,000,000   Beacon, FL Tradeport Community Devel. District
               Special Assessment, Series A                                        5.625            05/01/2032          6,222,660
------------------------------------------------------------------------------------------------------------------------------------
   7,625,000   Bonnet Creek, FL Resort Community Devel. District
               Special Assessment                                                  7.500            05/01/2034          7,693,625
------------------------------------------------------------------------------------------------------------------------------------
     830,000   Brevard County, FL Hsg. Finance Authority (Single Family Mtg.)      6.700            09/01/2027            867,034
------------------------------------------------------------------------------------------------------------------------------------
      40,000   Broward County, FL Water & Sewer Utilities                          6.000            10/01/2020             40,278
------------------------------------------------------------------------------------------------------------------------------------
     800,000   Clay County, FL Hsg. Finance Authority (Single Family Mtg.)         6.550            03/01/2028            838,496
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Collier County, FL Health Facilities Authority (The Moorings, Inc.) 7.000            12/01/2019          1,046,430
------------------------------------------------------------------------------------------------------------------------------------
      10,000   Dade County, FL IDA (Florida Power & Light Company)                 7.150            02/01/2023             10,145
------------------------------------------------------------------------------------------------------------------------------------
   1,900,000   Dade County, FL IDA (Miami Cerebral Palsy Services)                 8.000            06/01/2022          1,948,146
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Fishhawk, FL Community Devel. District Special Assessment           7.625            05/01/2018          1,070,610
------------------------------------------------------------------------------------------------------------------------------------
   2,500,000   FL Capital Trust Agency (Seminole Tribe Convention)                10.000            10/01/2033          2,525,225
------------------------------------------------------------------------------------------------------------------------------------
  10,000,000   FL CPFA Continuing Care Retirement Community
               (Glenridge on Palmer Ranch)                                         8.000            06/01/2032          9,903,000
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000   FL HFA (Maitland Club Apartments)                                   6.750            08/01/2014          1,049,400
------------------------------------------------------------------------------------------------------------------------------------
      20,000   FL HFA (Multifamily Hsg.), Series Q                                 7.650            06/20/2031             20,617
------------------------------------------------------------------------------------------------------------------------------------
     690,000   Grand Haven, FL Community Devel. District
               Special Assessment, Series B                                        6.900            05/01/2019            702,510
------------------------------------------------------------------------------------------------------------------------------------
     400,000   Heritage Harbor, FL Community Devel. District
               Special Assessment, Series B                                        6.000            05/01/2003            400,348

10  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS


   PRINCIPAL                                                                                                         MARKET VALUE
      AMOUNT                                                                      COUPON              MATURITY         SEE NOTE 1
====================================================================================================================================
 FLORIDA Continued
 $   900,000   Hillsborough County, FL Aviation Authority (US Airways)             8.600%           01/15/2022        $   477,009
------------------------------------------------------------------------------------------------------------------------------------
   2,000,000   Hillsborough County, FL IDA (National Gypsum Company)               7.125            04/01/2030          1,835,880
------------------------------------------------------------------------------------------------------------------------------------
   2,000,000   Martin County, FL IDA (Indiantown Cogeneration)                     7.875            12/15/2025          2,073,420
------------------------------------------------------------------------------------------------------------------------------------
     590,000   Martin County, FL IDA (Indiantown Cogeneration)                     8.050            12/15/2025            615,311
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Miami Beach, FL Health Facilities Authority
               (Mt. Sinai Medical Center)                                          6.700            11/15/2019            874,150
------------------------------------------------------------------------------------------------------------------------------------
     500,000   Miami Beach, FL Health Facilities Authority
               (Mt. Sinai Medical Center)                                          6.800            11/15/2031            424,590
------------------------------------------------------------------------------------------------------------------------------------
     500,000   Miami Beach, FL Redevelopment Agency
               (City Center/Historic Convention Village)                           6.350            12/01/2022            532,725
------------------------------------------------------------------------------------------------------------------------------------
   2,000,000   Miami, FL Health Facilities Authority (Mercy Hospital) IRS(1)       8.920            08/15/2015          2,132,700
------------------------------------------------------------------------------------------------------------------------------------
     500,000   Orlando, FL Utilities Commission Water & Electric RIBS(1,2)         9.496            10/01/2017            565,390
------------------------------------------------------------------------------------------------------------------------------------
     500,000   Orlando, FL Utilities Commission Water & Electric RIBS(1,2)         9.496            10/01/2017            534,475
------------------------------------------------------------------------------------------------------------------------------------
  10,000,000   Reunion East, FL Community Devel. District
               Special Assessment, Series A(3)                                     7.375            05/01/2033         10,009,300
------------------------------------------------------------------------------------------------------------------------------------
   1,020,000   Tampa Palms, FL Open Space & Transportation
               Community Devel. District                                           7.500            05/01/2018          1,070,286
                                                                                                                      --------------
                                                                                                                       55,483,760
------------------------------------------------------------------------------------------------------------------------------------
 GEORGIA--1.1%
   3,605,000   Augusta, GA Hsg. Rehabilitation Agency (Bon Air)                    7.500            03/01/2014          3,663,113
------------------------------------------------------------------------------------------------------------------------------------
      25,000   Fulton County, GA Building Authority
               (Human Resources & Government Facilities)                           7.100            01/01/2015             25,603
                                                                                                                      --------------
                                                                                                                        3,688,716
------------------------------------------------------------------------------------------------------------------------------------
 ILLINOIS--4.4%
------------------------------------------------------------------------------------------------------------------------------------
      10,000   IL Hsg. Devel. Authority (Multifamily Hsg.), Series A               7.100            07/01/2026             10,210
------------------------------------------------------------------------------------------------------------------------------------
      20,000   IL Student Assistance Commission Student Loan Revenue, Series BB    6.750            03/01/2015             20,428
------------------------------------------------------------------------------------------------------------------------------------
  13,500,000   IL DFA (Citgo Petroleum Corp.)                                      8.000            06/01/2032         14,217,660
------------------------------------------------------------------------------------------------------------------------------------
     300,000   Round Lake Beach, IL Tax Increment                                  7.500            12/01/2013            309,690
                                                                                                                      --------------
                                                                                                                       14,557,988
------------------------------------------------------------------------------------------------------------------------------------
 INDIANA--3.2%
   6,750,000   IN HFFA (Sisters of St. Francis)                                    5.500            11/01/2031          6,809,940
------------------------------------------------------------------------------------------------------------------------------------
   2,500,000   IN HFFA RITES(1,2)                                                 15.923            11/01/2031          2,588,800
------------------------------------------------------------------------------------------------------------------------------------
   2,000,000   Indianapolis, IN Airport Authority Special Facilities
               (United Air Lines)(2)                                               6.500            11/15/2031          1,000,000
------------------------------------------------------------------------------------------------------------------------------------
     170,000   Rockport, IN Pollution Control (Indiana-Michigan Power Company)     7.600            03/01/2016            172,366
                                                                                                                      --------------
                                                                                                                       10,571,106
------------------------------------------------------------------------------------------------------------------------------------
 KANSAS--0.0%
      10,000   Burlington, KS Pollution Control (Kansas Gas & Electric Company)    7.000            06/01/2031             10,414
------------------------------------------------------------------------------------------------------------------------------------
 KENTUCKY--4.0%
   3,045,000   Ashland, KY Solid Waste (Ashland Oil)                               7.200            10/01/2020          3,104,652
------------------------------------------------------------------------------------------------------------------------------------
   4,895,000   Kenton County, KY Airport (Delta Air Lines)                         7.125            02/01/2021          4,498,260
------------------------------------------------------------------------------------------------------------------------------------
     100,000   Kenton County, KY Airport (Delta Air Lines)(2)                      7.250            02/01/2022             94,535
------------------------------------------------------------------------------------------------------------------------------------
     100,000   Kenton County, KY Airport (Delta Air Lines)                         7.500            02/01/2012             96,910
------------------------------------------------------------------------------------------------------------------------------------
   5,920,000   Kenton County, KY Airport (Delta Air Lines)                         7.500            02/01/2020          5,659,816
------------------------------------------------------------------------------------------------------------------------------------
      10,000   Radcliff, KY Sewer Revenue                                          6.600            12/01/2007             10,158
                                                                                                                      --------------
                                                                                                                       13,464,331

11  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued


   PRINCIPAL                                                                                                         MARKET VALUE
      AMOUNT                                                                      COUPON              MATURITY         SEE NOTE 1
====================================================================================================================================
 LOUISIANA--13.3%
 $ 7,000,000   Hodge, LA (Stone Container Corp.)                                   9.000%           03/01/2010        $ 7,035,630
------------------------------------------------------------------------------------------------------------------------------------
   3,800,000   LA Community Devel. Authority (Eunice Student Hsg. Foundation)      7.375            09/01/2033          3,678,476
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000   LA Tobacco Settlement Financing Corp. (TASC)                        5.500            05/15/2030            939,740
------------------------------------------------------------------------------------------------------------------------------------
  11,500,000   LA Tobacco Settlement Financing Corp. (TASC)                        5.875            05/15/2039         10,431,535
------------------------------------------------------------------------------------------------------------------------------------
  10,000,000   Lake Charles, LA Harbor & Terminal District (Duke Energy Corp.)     7.750            08/15/2022         10,352,000
------------------------------------------------------------------------------------------------------------------------------------
     570,000   Louisiana, LA LGEF (Sharlo Apartments)                              8.000            06/20/2028            569,931
------------------------------------------------------------------------------------------------------------------------------------
   4,000,000   St. Charles Parish, LA (Louisiana Power & Light Company)            7.500            06/01/2021          4,046,440
------------------------------------------------------------------------------------------------------------------------------------
   7,020,000   St. Charles Parish, LA Pollution Control (Union Carbide)            7.350            11/01/2022          7,200,695
                                                                                                                      --------------
                                                                                                                       44,254,447
------------------------------------------------------------------------------------------------------------------------------------
 MAINE--1.2%
   4,000,000   ME Finance Authority (Great Northern Paper)                         7.750            10/01/2022          4,087,360
------------------------------------------------------------------------------------------------------------------------------------
 MARYLAND--0.4%
      15,000   Montgomery County, MD HOC (Multifamily Mtg.), Series C              7.150            07/01/2023             15,313
------------------------------------------------------------------------------------------------------------------------------------
     745,000   Upper Potomac River Commission, MD Pollution Control
               (Westvaco Corp.)                                                    9.125            08/01/2015            761,986
     690,000   Upper Potomac River Commission, MD Pollution Control
               (Westvaco Corp.)                                                   10.500            10/01/2004            708,561
                                                                                                                      --------------
                                                                                                                        1,485,860
------------------------------------------------------------------------------------------------------------------------------------
 MASSACHUSETTS--0.6%
   1,210,000   MA H&EFA (Beverly Hospital)                                         7.300            07/01/2013          1,232,748
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000   MA DFA (Eastern Nazarene College)                                   5.625            04/01/2029            753,250
                                                                                                                      --------------
                                                                                                                        1,985,998
------------------------------------------------------------------------------------------------------------------------------------
 MICHIGAN--3.1%
     445,000   Detroit, MI HFC (Across The Park Section 8 Elderly Hsg.)            7.875            06/01/2010            451,185
------------------------------------------------------------------------------------------------------------------------------------
   9,900,000   MI Higher Education Student Loan Authority                          5.450            09/01/2026          9,959,004
------------------------------------------------------------------------------------------------------------------------------------
       5,000   Wayne Charter County, MI Airport
               (Detroit Metropolitan Wayne County Airport)                         7.000            12/01/2020              5,073
                                                                                                                      --------------
                                                                                                                       10,415,262
------------------------------------------------------------------------------------------------------------------------------------
 MINNESOTA--0.0%
     100,000   Sartell, MN Pollution Control (Champion International Corp.)        6.950            10/01/2012            102,176
------------------------------------------------------------------------------------------------------------------------------------
 MISSISSIPPI--0.1%
     320,000   Hinds County, MS Urban Renewal (The Lodge Associates, Ltd.)         8.000            10/15/2022            266,266
------------------------------------------------------------------------------------------------------------------------------------
 NEVADA--0.8%
   2,065,000   Clark County, NV Industrial Devel. RITES(1,2)                      15.882            03/01/2031          2,212,193
------------------------------------------------------------------------------------------------------------------------------------
     565,000   NV Hsg. Division (Single Family Mtg.), Series B                     7.850            10/01/2010            574,662
                                                                                                                      --------------
                                                                                                                        2,786,855
------------------------------------------------------------------------------------------------------------------------------------
 NEW HAMPSHIRE--2.1%
   6,820,000   NH HE&H Facilities Authority (Catholic Medical Center)              8.250            07/01/2013          6,932,530
------------------------------------------------------------------------------------------------------------------------------------
      80,000   NH HE&H Facilities Authority (Elliot Hospital of Manchester)        7.125            10/01/2013             80,142
------------------------------------------------------------------------------------------------------------------------------------
      25,000   NH Hsg. Finance Authority (Single Family Residential
               Mtg.), Series B                                                     7.700            07/01/2029             25,035
                                                                                                                      --------------
                                                                                                                        7,037,707

12  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS


   PRINCIPAL                                                                                                         MARKET VALUE
      AMOUNT                                                                      COUPON              MATURITY         SEE NOTE 1
====================================================================================================================================
 NEW JERSEY--1.5%
 $ 3,250,000   NJ EDA Retirement Community (Cedar Crest Village)                   7.250%           11/15/2031        $ 3,242,817
------------------------------------------------------------------------------------------------------------------------------------
   1,090,000   NJ EDA Special Facilities (Continental Airlines)                    6.250            09/15/2019            900,482
------------------------------------------------------------------------------------------------------------------------------------
      85,000   NJ EDA Special Facilities (Continental Airlines)                    6.250            09/15/2029             67,062
------------------------------------------------------------------------------------------------------------------------------------
     230,000   NJ EDA Special Facilities (Continental Airlines)                    6.400            09/15/2023            188,731
------------------------------------------------------------------------------------------------------------------------------------
     900,000   NJ EDA Special Facilities (Continental Airlines)                    5.500            04/01/2028            623,097
------------------------------------------------------------------------------------------------------------------------------------
      50,000   NJ State Turnpike Authority, Series A                               6.750            01/01/2008             50,710
                                                                                                                      --------------
                                                                                                                        5,072,899
------------------------------------------------------------------------------------------------------------------------------------
 NEW YORK--4.6%
  10,200,000   NYC IDA Special Facilities (JFK International Airport)(3)           8.500            08/01/2028          9,720,090
------------------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC IDA Special Facilities (JFK International Airport)(3)           8.000            08/01/2012          2,381,500
------------------------------------------------------------------------------------------------------------------------------------
   3,000,000   Onondaga County, NY IDA (Solvay Paperboard)                         7.000            11/01/2030          3,146,280
------------------------------------------------------------------------------------------------------------------------------------
      50,000   Port Authority NY/NJ (Continental Airlines)                         9.000            12/01/2006             51,575
------------------------------------------------------------------------------------------------------------------------------------
      40,000   Port Authority NY/NJ (Continental Airlines)                         9.125            12/01/2015             41,260
                                                                                                                      --------------
                                                                                                                       15,340,705
------------------------------------------------------------------------------------------------------------------------------------
 NORTH CAROLINA--0.6%
     600,000   Charlotte, NC Douglas International Airport
               Special Facilities (US Airways)                                     7.750            02/01/2028            285,012
------------------------------------------------------------------------------------------------------------------------------------
   1,740,000   NC Municipal Power Agency (Catawba Electric)                        6.250            01/01/2017          1,798,012
                                                                                                                      --------------
                                                                                                                        2,083,024
------------------------------------------------------------------------------------------------------------------------------------
 OHIO--0.7%
      40,000   Allen County, OH Special Assessment GO (Waterline Improvement)      6.600            12/01/2005             41,017
------------------------------------------------------------------------------------------------------------------------------------
   2,880,000   Cleveland, OH Airport (Continental Airlines)                        5.375            09/15/2027          1,925,626
------------------------------------------------------------------------------------------------------------------------------------
     275,000   Coshocton County, OH Solid Waste Disposal (Stone Container Corp.)   7.875            08/01/2013            283,429
                                                                                                                      --------------
                                                                                                                        2,250,072
------------------------------------------------------------------------------------------------------------------------------------
 OKLAHOMA--0.9%
   3,000,000   OK DFA (Inverness Village)                                          8.000            02/01/2032          2,959,890
------------------------------------------------------------------------------------------------------------------------------------
      50,000   Tulsa, OK Municipal Airport Trust (American Airlines)               6.250            06/01/2020             41,976
                                                                                                                      --------------
                                                                                                                        3,001,866
------------------------------------------------------------------------------------------------------------------------------------
 OREGON--0.0%
      10,000   Josephine County, OR School District                                6.500            08/01/2009             10,249
------------------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA--13.3%
   4,360,000   Allegheny County, PA HDA (West Penn Allegheny Health System)        9.250            11/15/2015          4,749,653
------------------------------------------------------------------------------------------------------------------------------------
   6,000,000   Allegheny County, PA HDA (West Penn Allegheny Health System)        9.250            11/15/2022          6,477,600
------------------------------------------------------------------------------------------------------------------------------------
  22,010,000   Allegheny County, PA HDA (West Penn Allegheny Health System)(3)     9.250            11/15/2030         23,712,033
------------------------------------------------------------------------------------------------------------------------------------
   3,000,000   Chelan County, PA Public Utility District RITES(1,2)               16.085            01/01/2036          3,316,200
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Chester County, PA H&EFA (Jenners Pond)(3)                          7.750            07/01/2034            997,780
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Lawrence County IDA (Shenango Presbyterian Center)                  7.500            11/15/2031            971,050
------------------------------------------------------------------------------------------------------------------------------------
   5,000,000   PA EDFA (National Gypsum Company)                                   6.250            11/01/2027          4,123,600
                                                                                                                      --------------
                                                                                                                       44,347,916
------------------------------------------------------------------------------------------------------------------------------------
 RHODE ISLAND--1.0%
   2,000,000   RI Hsg. & Mtg. Finance Corp. RITES(1,2)                            14.351            10/01/2022          1,998,880
------------------------------------------------------------------------------------------------------------------------------------
   1,500,000   RI Tobacco Settlement Financing Corp. (TASC)                        6.250            06/01/2042          1,421,250
                                                                                                                      --------------
                                                                                                                        3,420,130

13  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

   PRINCIPAL                                                                                                         MARKET VALUE
      AMOUNT                                                                      COUPON              MATURITY         SEE NOTE 1
====================================================================================================================================
 SOUTH CAROLINA--0.0%
------------------------------------------------------------------------------------------------------------------------------------
 $    15,000   Medical University of SC COP (Harborview Office Tower)              7.250%           01/01/2013        $    15,611
------------------------------------------------------------------------------------------------------------------------------------
      20,000   Richland County, SC Solid Waste Disposal Facilities
               (Union Camp Corp.)                                                  7.450            04/01/2021             20,298
------------------------------------------------------------------------------------------------------------------------------------
      10,000   SC Resource Authority Local Government Program                      7.250            06/01/2020             10,148
                                                                                                                      --------------
                                                                                                                           46,057
------------------------------------------------------------------------------------------------------------------------------------
 SOUTH DAKOTA--1.5%
   5,000,000   SD Hsg. Devel. Authority, Series E                                  5.550            05/01/2031          5,101,400
------------------------------------------------------------------------------------------------------------------------------------
 TENNESSEE--2.9%
   1,735,000   McMinn County, TN IDB Pollution Control (Calhoun Newsprint)         7.625            03/01/2016          1,755,247
------------------------------------------------------------------------------------------------------------------------------------
   5,000,000   McMinn County, TN IDB Solid Waste (Calhoun Newsprint)               7.400            12/01/2022          5,123,400
------------------------------------------------------------------------------------------------------------------------------------
   3,000,000   Metropolitan Knoxville, TN Airport Authority (Northwest Airlines)   8.000            04/01/2032          2,762,550
                                                                                                                      --------------
                                                                                                                        9,641,197
------------------------------------------------------------------------------------------------------------------------------------
 TEXAS--12.1%
  11,580,000   Alliance Airport Authority, TX (American Airlines)                  7.000            12/01/2011         10,156,123
------------------------------------------------------------------------------------------------------------------------------------
     345,000   Alliance Airport Authority, TX (American Airlines)                  7.500            12/01/2029            284,594
------------------------------------------------------------------------------------------------------------------------------------
   3,000,000   Austin, TX Convention Enterprises
               (Convention Center Hotel) RITES(1,2)                               12.268            01/01/2032          3,311,820
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Dallas, TX Hsg. Corp. (Section 8)                                   7.850            08/01/2013          1,026,750
------------------------------------------------------------------------------------------------------------------------------------
   2,500,000   Dallas-Fort Worth, TX International Airport (American Airlines)     6.050            05/01/2029          2,278,050
------------------------------------------------------------------------------------------------------------------------------------
     265,000   Dallas-Fort Worth, TX International Airport (American Airlines)     7.250            11/01/2030            209,501
------------------------------------------------------------------------------------------------------------------------------------
   3,000,000   Dallas-Fort Worth, TX International Airport (American Airlines)     8.250            11/01/2036          2,698,080
------------------------------------------------------------------------------------------------------------------------------------
     225,000   Dallas-Fort Worth, TX International Airport (Delta Air Lines)       7.125            11/01/2026            200,740
------------------------------------------------------------------------------------------------------------------------------------
     235,000   Dallas-Fort Worth, TX International Airport (Delta Air Lines)       7.625            11/01/2021            224,164
------------------------------------------------------------------------------------------------------------------------------------
   5,240,000   El Paso, TX Health Facilities Devel. Corp.
               (Bienvivir Senior Health Services)                                  7.750            08/15/2031          5,251,266
------------------------------------------------------------------------------------------------------------------------------------
     150,000   El Paso, TX International Airport Special Facilities
               (Marriott Corp.)                                                    7.875            03/01/2022            150,585
------------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Grapevine, TX IDC (Air Cargo)                                       6.500            01/01/2024          1,001,050
------------------------------------------------------------------------------------------------------------------------------------
   4,200,000   Gulf Coast Waste Disposal Authority, TX
               (Champion International Corp.)                                      7.375            10/01/2025          4,305,042
------------------------------------------------------------------------------------------------------------------------------------
       5,000   Harris County, TX Toll Road Senior Lien                             6.625            08/15/2017              5,022
------------------------------------------------------------------------------------------------------------------------------------
   1,330,000   Houston, TX Airport Special Facilities (Continental Airlines)       6.125            07/15/2027          1,008,167
------------------------------------------------------------------------------------------------------------------------------------
   1,500,000   Houston, TX IDC (Air Cargo)                                         6.375            01/01/2023          1,489,575
------------------------------------------------------------------------------------------------------------------------------------
     115,000   Matagorda County, TX Navigation District (Reliant Energy)           5.950            05/01/2030             95,567
------------------------------------------------------------------------------------------------------------------------------------
   1,350,000   Newton County, TX Public Facility Corp.(2)                          8.000            03/01/2019          1,336,433
------------------------------------------------------------------------------------------------------------------------------------
   2,500,000   TX GO RITES(1,2)                                                   18.282            12/01/2028          2,979,550
------------------------------------------------------------------------------------------------------------------------------------
   2,405,000   TX State Affordable Hsg. Corp. (American Hsg. Foundation)           8.000            03/01/2032          2,351,513
                                                                                                                      --------------
                                                                                                                       40,363,592
------------------------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--0.3%
   1,000,000   Puerto Rico Highway & Transportation Authority RITES(1)             8.779            07/01/2010          1,098,680
------------------------------------------------------------------------------------------------------------------------------------
      40,000   Puerto Rico Infrastructure                                          7.900            07/01/2007             40,848
                                                                                                                      --------------
                                                                                                                        1,139,528


14  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

   PRINCIPAL                                                                                                         MARKET VALUE
      AMOUNT                                                                      COUPON              MATURITY         SEE NOTE 1
====================================================================================================================================
 VERMONT--1.4%
 $ 1,145,000   VT Educational & Health BFA (St. Johnsbury Academy)                 7.150%           04/15/2014       $  1,172,434
------------------------------------------------------------------------------------------------------------------------------------
   3,360,000   VT HFA, Series B                                                    7.600            12/01/2024          3,477,096
                                                                                                                     ---------------
                                                                                                                        4,649,530
------------------------------------------------------------------------------------------------------------------------------------
 VIRGINIA--0.1%
      15,000   Hopewell, VA IDA (Stone Container Corp.)                            8.250            06/01/2016             15,383
------------------------------------------------------------------------------------------------------------------------------------
     150,000   Isle Wight County, VA IDA Solid Waste (Union Camp Corp.)            6.550            04/01/2024            152,851
      20,000   Portsmouth, VA Redevelopment & Hsg. Authority (Holiday Inn)         7.375            05/15/2010             19,190
                                                                                                                     ---------------
                                                                                                                          187,424
------------------------------------------------------------------------------------------------------------------------------------
 WASHINGTON--1.1%
   3,500,000   Grant County, WA Public Utility District RITES(1,2)                13.923            01/01/2022          3,387,790
------------------------------------------------------------------------------------------------------------------------------------
     100,000   Port Camas, WA Public Industrial Corp. (James River Corp. of VA.)   6.700            04/01/2023            101,093
------------------------------------------------------------------------------------------------------------------------------------
      25,000   Port Longview, WA IDC (Weyerhauser Company)(2)                      7.450            02/01/2013             25,406
                                                                                                                     ---------------
                                                                                                                        3,514,289
------------------------------------------------------------------------------------------------------------------------------------
 WEST VIRGINIA--0.4%
   1,200,000   Marshall County, WV Pollution Control (Ohio Power Company)          6.850            06/01/2022          1,225,812
------------------------------------------------------------------------------------------------------------------------------------
      40,000   Mason County, WV Pollution Control
               (Appalachian Power Company)                                         7.875            11/01/2013             40,964
                                                                                                                     ---------------
                                                                                                                        1,266,776
------------------------------------------------------------------------------------------------------------------------------------
 WISCONSIN--2.4%
   2,500,000   Badger, WI Tobacco Asset Securitization Corp.                       6.125            06/01/2027          2,459,025
------------------------------------------------------------------------------------------------------------------------------------
   1,500,000   Milwaukee, WI (Air Cargo)                                           7.500            01/01/2025          1,497,435
------------------------------------------------------------------------------------------------------------------------------------
   2,000,000   WI H&EFA RITES(1,2)                                                14.923            02/15/2032          2,008,520
------------------------------------------------------------------------------------------------------------------------------------
   2,000,000   WI State H&EFA (Newcastle Place)                                    7.000            12/01/2031          1,980,060
                                                                                                                     ---------------
                                                                                                                        7,945,040
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $351,448,731)--106.2%                                                              353,873,914
------------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS--(6.2)                                                                         (20,626,706)
                                                                                                                     ---------------
 NET ASSETS--100.0%                                                                                                  $333,247,208
                                                                                                                     ===============


FOOTNOTES TO STATEMENT OF INVESTMENTS

TO SIMPLIFY THE LISTING OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:
BFA     Building Financing Agency
COP     Certificates of Participation
CPFA    Capital Projects Finance Authority
DFA     Development Finance Authority
EDA     Economic Development Authority
EDFA    Economic Development Finance Authority
EFA     Educational Facilities Authority
FA      Financing Authority
GO      General Obligation
H&E     Health and Educational Facilities Authority
HDA     Hospital Development Authority
HDC     Housing Development Corporation
HE&H    Higher Educational and Health
HFA     Housing Finance Agency
HFC     Housing Finance Corporation
HFFA    Health Facilities Financing Authority
HOC     Housing Opportunities Commission
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDC     Industrial Development Corp.
IRS     Inverse Rate Security
LGEF    Local Government Environmental Facilities & Community Development
RIBS    Residual Interest Bonds
RITES   Residual Interest Tax Exempt Security
TASC    Tobacco Settlement Asset-Backed Bonds

1. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
3. When-issued security to be determined and settled after July 31, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


15  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
================================================================================
 INDUSTRY CONCENTRATIONS  JULY 31, 2002
--------------------------------------------------------------------------------

 DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 INDUSTRY                                                                                  MARKET VALUE             PERCENT
----------------------------------------------------------------------------------------------------------------------------

 Hospital/Health Care                                                                      $ 63,300,220               17.9%
 Airlines                                                                                    55,487,243               15.7
 Special Assessment                                                                          42,994,631               12.1
 Adult Living Facilities                                                                     29,663,053                8.4
 Pollution Control                                                                           26,451,825                7.5
 Electric Utilities                                                                          21,295,805                6.0
 Paper, Containers &Packaging                                                                19,980,322                5.7
 Marine/Aviation Facilities                                                                  16,094,723                4.5
 Higher Education                                                                            15,583,794                4.4
 Multifamily Housing                                                                         13,776,175                3.9
 Single Family Housing                                                                       12,385,057                3.5
 Manufacturing, Non-Durable Goods                                                            11,880,844                3.4

 Manufacturing, Durable Goods                                                                 5,959,480                1.7
 Resource Recovery                                                                            5,818,788                1.6
 Not-for-Profit Organization                                                                  5,280,342                1.5
 Hotels, Restaurants & Leisure                                                                2,695,000                0.8
 Gas Utilities                                                                                2,253,157                0.6
 Municipal Leases                                                                             1,377,244                0.4
 Highways/Railways                                                                            1,154,412                0.3
 Sales Tax Revenue                                                                              360,686                0.1
 Water Utilities                                                                                 40,278                0.0
 Student Loans                                                                                   20,428                0.0
 General Obligation                                                                              10,249                0.0
 Sewer Utilities                                                                                 10,158                0.0
                                                                                           ---------------------------------
 Total                                                                                     $353,873,914              100.0%
                                                                                           =================================

====================================================================================================================================
 SUMMARY OF RATINGS  JULY 31, 2002 / UNAUDITED
------------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTION OF INVESTMENTS BY RATING CATEGORY, AS A PERCENTAGE OF TOTAL
 INVESTMENTS AT VALUE, IS AS FOLLOWS:

 RATING                                                                                                             PERCENT
------------------------------------------------------------------------------------------------------------------------------------
 AAA                                                                                                                   10.6%
 AA                                                                                                                     6.0
 A                                                                                                                     10.0
 BBB                                                                                                                   20.9
 BB                                                                                                                    16.7
 B                                                                                                                     12.6
 CCC                                                                                                                    0.2
 CC                                                                                                                     0.0
 C                                                                                                                      0.0
 D                                                                                                                      0.0
 Not Rated                                                                                                             23.0
                                                                                                                      ------
 Total                                                                                                                100.0%
                                                                                                                      ======

 Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category

16  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  JULY 31, 2002
===========================================================================================================================
 ASSETS
---------------------------------------------------------------------------------------------------------------------------
 Investments, at value (cost $351,448,731)--see accompanying statement                                        $353,873,914
---------------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                           11,152,782
---------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                                             10,176,800
 Interest                                                                                                        6,613,655
 Other                                                                                                               2,422
                                                                                                              ------------
 Total assets                                                                                                  381,819,573

===========================================================================================================================
 LIABILITIES
---------------------------------------------------------------------------------------------------------------------------

 Payables and other liabilities:
 Investments purchased (including $46,953,635 purchased on a when-issued basis)                                 47,146,073
 Dividends                                                                                                       1,133,095
 Shares of beneficial interest redeemed                                                                             94,293
 Shareholder reports                                                                                                61,380
 Distribution and service plan fees                                                                                 36,587
 Trustees' compensation                                                                                             13,836
 Transfer and shareholder servicing agent fees                                                                      11,783
 Other                                                                                                              75,318
                                                                                                              ------------
 Total liabilities                                                                                              48,572,365

===========================================================================================================================
 NET ASSETS                                                                                                   $333,247,208
                                                                                                              ============

===========================================================================================================================
 COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                                                                              $332,654,009
---------------------------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                                            (69,491)
---------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                       (1,762,493)
---------------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                                      2,425,183
                                                                                                              ------------
 NET ASSETS                                                                                                   $333,247,208
                                                                                                              ============

===========================================================================================================================
 NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------------------

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $193,452,331 and 17,151,462
 shares of beneficial interest outstanding)                                                                         $11.28
 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                    $11.84
---------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $90,547,174 and 8,013,486
 shares of beneficial interest outstanding)                                                                         $11.30
---------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering
 price per share (based on net assets of $49,247,703 and 4,371,426 shares of beneficial interest outstanding)       $11.27


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

17  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2002
---------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------
 Interest                                                                                                       $9,420,897

===========================================================================================================================
 EXPENSES
---------------------------------------------------------------------------------------------------------------------------
 Management fees                                                                                                   731,104
---------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                           107,903
 Class B                                                                                                           323,001
 Class C                                                                                                           119,969
---------------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                                                  171,170
---------------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                               101,633
---------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                                      67,679
---------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                        14,454
---------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                              36,936
                                                                                                                -----------
 Total expenses                                                                                                  1,673,849
 Less reduction to custodian expenses                                                                               (4,545)
 Less voluntary waiver of expenses                                                                                 (35,643)
                                                                                                                -----------
 Net expenses                                                                                                    1,633,661


===========================================================================================================================
 NET INVESTMENT INCOME                                                                                           7,787,236

===========================================================================================================================
 REALIZED AND UNREALIZED GAIN
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain on:
 Investments                                                                                                       523,283
 Closing of futures contracts                                                                                        9,865
                                                                                                                -----------
 Net realized gain                                                                                                 533,148

---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                                                              571,598
                                                                                                                -----------
 Net realized and unrealized gain                                                                                1,104,746
===========================================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $8,891,982
                                                                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED JULY 31,                                                                                2002              2001
===========================================================================================================================
 OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                      $  7,787,236       $ 2,856,782
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                                        533,148        (1,368,916)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                                           571,598         3,926,344
                                                                                            -------------------------------
 Net increase in net assets resulting from operations                                          8,891,982         5,414,210

===========================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                                      (4,896,514)       (1,891,866)
 Class B                                                                                      (2,106,059)         (800,794)
 Class C                                                                                        (807,906)         (111,069)

===========================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                                     154,036,029         3,114,582
 Class B                                                                                      69,927,734         1,583,095
 Class C                                                                                      45,686,275           849,563

===========================================================================================================================
 NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
 Total increase                                                                              270,731,541         8,157,721
---------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                          62,515,667        54,357,946
                                                                                            -------------------------------
 End of period [including overdistributed net investment
 income of $69,491 and $46,248, respectively]                                               $333,247,208       $62,515,667
                                                                                            ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

19  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

 CLASS A        YEAR ENDED JULY 31,                                   2002         2001        2000          1999       1998
================================================================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $11.25       $10.76      $11.24        $11.62     $11.47
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                 .71          .58         .58           .56        .54
 Net realized and unrealized gain (loss)                               .03          .48        (.45)         (.39)       .19
                                                                   -------------------------------------------------------------
 Total from investment operations                                      .74         1.06         .13           .17        .73
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.71)        (.57)       (.57)         (.55)      (.58)
 Distributions from net realized gain                                   --           --        (.04)           --         --
                                                                   -------------------------------------------------------------
 Total dividends and/or distributions to shareholders                 (.71)        (.57)       (.61)         (.55)      (.58)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $11.28       $11.25      $10.76        $11.24     $11.62
                                                                   =============================================================

================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                                  6.89%       10.03%       1.28%         1.36%      6.52%

================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                         $193,452      $38,827     $34,050       $35,924    $35,074
--------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $ 73,877      $36,900     $34,296       $36,532    $32,153
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                                6.61%        5.21%       5.41%         4.78%      4.61%
 Expenses                                                             1.06%        0.87%       1.13%         1.13%      1.15%(3)
 Expenses, net of interest expense, and reduction
 to custodian expenses and/or voluntary waiver of expenses            0.89%        0.78%       0.96%         0.95%      0.96%
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               127%          37%         12%           55%        35%

 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS


 CLASS B        YEAR ENDED JULY 31,                                   2002         2001        2000          1999       1998
================================================================================================================================
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $11.27       $10.78      $11.26        $11.64     $11.49
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                 .63          .49         .50           .47        .46
 Net realized and unrealized gain (loss)                               .02          .48        (.45)         (.39)       .18
                                                                   -------------------------------------------------------------
 Total from investment operations                                      .65          .97         .05           .08        .64
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.62)        (.48)       (.49)         (.46)      (.49)
 Distributions from net realized gain                                   --           --        (.04)           --         --
                                                                   -------------------------------------------------------------
 Total dividends and/or distributions to shareholders                 (.62)        (.48)       (.53)         (.46)      (.49)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $11.30       $11.27      $10.78        $11.26     $11.64
                                                                   =============================================================

================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                                  6.07%        9.19%       0.51%         0.60%      5.71%
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                          $90,547      $20,279     $17,866       $21,524    $19,344
--------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $36,100      $18,445     $19,249       $21,648    $17,024
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                                5.85%        4.45%       4.64%         4.02%      3.85%
 Expenses                                                             1.80%        1.62%       1.89%         1.88%      1.91%(3)
 Expenses, net of interest expense, and reduction
 to custodian expenses and/or voluntary waiver of expenses            1.63%        1.53%       1.72%         1.70%      1.72%
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               127%          37%         12%           55%        35%

 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

21  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS  CONTINUED

 CLASS C        YEAR ENDED JULY 31,                                   2002         2001        2000          1999       1998
====================================================================================================================================
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $11.24       $10.75      $11.23        $11.61     $11.46
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                 .61          .50         .50           .47        .46
 Net realized and unrealized gain (loss)                               .04          .48        (.45)         (.39)       .18
                                                                   -----------------------------------------------------------------
 Total from investment operations                                      .65          .98         .05           .08        .64
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.62)        (.49)       (.49)         (.46)      (.49)
 Distributions from net realized gain                                   --           --        (.04)           --         --
                                                                   -----------------------------------------------------------------
 Total dividends and/or distributions to shareholders                 (.62)        (.49)       (.53)         (.46)      (.49)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $11.27       $11.24      $10.75        $11.23     $11.61
                                                                   =================================================================

====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                                  6.09%        9.22%       0.51%         0.60%      5.72%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                          $49,248       $3,410      $2,442        $3,504     $2,439
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $13,453       $2,552      $2,790        $3,260     $1,638
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                                5.88%        4.45%       4.65%         4.02%      3.82%
 Expenses                                                             1.80%        1.62%       1.89%         1.88%      1.91%(3)
 Expenses, net of interest expense, and reduction
 to custodian expenses and/or voluntary waiver of expenses            1.63%        1.53%       1.72%         1.70%      1.72%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               127%          37%         12%           55%        35%

 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Rochester National Municipals (the Fund), which operated under the name of Oppenheimer Florida Municipal Fund through September 30, 2001, is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income exempt from federal income taxes for individual investors by investing in diversified portfolio of high-yield municipal securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
      The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2002, the Fund had entered into when-issued purchase or forward commitments of $46,953,635.

23  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 35% of its total assets in inverse floaters. Inverse floaters amount to $26,134,998 as of July 31, 2002. Including the effect of leverage, inverse floaters represent 16.88% of the Fund's total assets as of July 31, 2002.
--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                                       EXPIRING
                                       --------------------------------------
                                       2009                        $1,051,022
                                       2010                           711,471
                                                                   ----------
                                       Total                       $1,762,493
                                                                   ==========
--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2002, the Fund's projected benefit obligations were increased by $1,572 and payments of $2,241 were made to retired trustees, resulting in an accumulated liability of $15,063 as of July 31, 2002.
      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

24  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the years ended July 31, 2002 and July 31, 2001 was as follows:

                                                   YEAR ENDED        YEAR ENDED
                                                JULY 31, 2002    JULY 31, 2001
              ------------------------------------------------------------------
              Distributions paid from:
              Exempt-interest dividends            $7,810,479      $ 2,803,729
              Long-term capital gain                       --               --
              Return of capital                            --               --
                                                   -----------------------------
              Total                                $7,810,479       $2,803,729
                                                   =============================

 As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:
              Overdistributed net investment income       $   (69,491)
              Accumulated net realized loss                (1,762,493)
              Net unrealized appreciation                   2,425,183
                                                          ------------
              Total                                       $   593,199
                                                          ============
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

25  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                            YEAR ENDED JULY 31, 2002              YEAR ENDED JULY 31, 2001
                                                             SHARES           AMOUNT              SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                                    15,031,670     $168,920,509           1,445,301      $ 16,014,893
 Dividends and/or distributions reinvested                  174,139        1,957,410              85,518           944,797
 Redeemed                                                (1,505,137)     (16,841,890)         (1,245,067)      (13,845,108)
                                                         -------------------------------------------------------------------
 Net increase                                            13,700,672     $154,036,029             285,752      $  3,114,582
                                                         ===================================================================
 CLASS B
 Sold                                                     6,720,122     $ 75,616,454             551,671      $  6,115,629
 Dividends and/or distributions reinvested                   57,341          645,710              28,505           315,306
 Redeemed                                                  (563,068)      (6,334,430)           (439,091)       (4,847,840)
                                                         -------------------------------------------------------------------
 Net increase                                             6,214,395     $ 69,927,734             141,085      $  1,583,095
                                                         ===================================================================
 CLASS C
 Sold                                                     4,195,905     $ 47,120,023             132,285      $  1,467,416
 Dividends and/or distributions reinvested                   29,585          332,235               5,126            56,555
 Redeemed                                                  (157,392)      (1,765,983)            (61,296)         (674,408)
                                                         -------------------------------------------------------------------
 Net increase                                             4,068,098     $ 45,686,275              76,115      $    849,563
                                                         ===================================================================

================================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2002, were $465,949,424 and $175,636,761, respectively.

 As of July 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $351,448,731 was composed of:

                               Gross unrealized appreciation        $ 5,367,402
                               Gross unrealized depreciation         (2,942,219)
                                                                    -----------
                               Net unrealized appreciation            2,425,183
                                                                    ===========

 The difference between book-basis and tax-basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee until the Fund reaches $150 million in net assets, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets. The Manager withdrew this waiver as of April 30, 2002. The Fund's management fee for the year ended July 31, 2002 was an annualized rate of 0.59%.

26  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS $22.50 per account fee.
      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                  AGGREGATE            CLASS A        CONCESSIONS        CONCESSIONS          CONCESSIONS
                                  FRONT-END          FRONT-END         ON CLASS A         ON CLASS B           ON CLASS C
                              SALES CHARGES      SALES CHARGES             SHARES             SHARES               SHARES
                                 ON CLASS A        RETAINED BY        ADVANCED BY        ADVANCED BY          ADVANCED BY
 YEAR ENDED                          SHARES        DISTRIBUTOR     DISTRIBUTOR(1)      DISTRIBUTOR(1)      DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------------------------------------
 July 31, 2002                   $3,125,254           $549,480           $384,406          $2,670,524            $375,166

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                    CLASS A                               CLASS B                                 CLASS C
                        CONTINGENT DEFERRED                   CONTINGENT DEFERRED                     CONTINGENT DEFERRED
                              SALES CHARGES                         SALES CHARGES                           SALES CHARGES
 YEAR ENDED         RETAINED BY DISTRIBUTOR               RETAINED BY DISTRIBUTOR                 RETAINED BY DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------------------------
 July 31, 2002                       $8,338                               $71,468                                  $5,427

------------------------------------------------------------------------------------------------------------------------------------

 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. For the year ended July 31, 2002 , payments under the Class A Plan totaled $107,903, all of which were paid by the Distributor to recipients, and included $2,762 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2002, were as follows:

                                                                                                            DISTRIBUTOR'S
                                                                                       DISTRIBUTOR'S            AGGREGATE
                                                                                           AGGREGATE         UNREIMBURSED
                                                                                        UNREIMBURSED        EXPENSES AS %
                                           TOTAL PAYMENTS      AMOUNT RETAINED              EXPENSES        OF NET ASSETS
                                               UNDER PLAN       BY DISTRIBUTOR            UNDER PLAN             OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
 Class B Plan                                    $323,001             $293,265            $3,140,318                 3.47%
 Class C Plan                                     119,969               88,931               568,410                 1.15

27  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 5. FUTURES CONTRACTS

 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
      The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
 6. ILLIQUID SECURITIES
 As of July 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2002 was $25,359,992, which represents 7.61% of the Fund's net assets.

================================================================================
 7. BANK BORROWINGS
 The Fund may borrow up to 33 1/3% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
      The Fund had no borrowings outstanding at July 31, 2002. For the year ended July 31, 2002, the average monthly loan balance was $6,883,230 at an average interest rate of 2.442%. The Fund had gross borrowings and gross loan repayments of $32,300,000 and $29,700,000, respectively, during the year ended July 31, 2002. The maximum amount of borrowings outstanding at any month-end was $27,700,000. The Fund paid $545 in commitment fees during the year ended July 31, 2002.

28  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

INDEPENDENT AUDITORS' REPORT

================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester National Municipals (formerly Oppenheimer Florida Municipal Fund), including the statement of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 August 21, 2002

29  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      None of the dividends paid by the Fund during the year ended July 31, 2002 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

30  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

REPORT OF SHAREHOLDER MEETING  Unaudited
================================================================================
 On September 12, 2001, a shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:
--------------------------------------------------------------------------------
 (PROPOSAL NO. 1)
 A. Nominated the twelve persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify:

 NOMINEE/PROPOSAL                                       FOR                        WITHHELD                           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 Leon Levy                                    3,484,267.183                      44,206.192                   3,528,473.375
 Donald W. Spiro                              3,487,469.542                      41,003.834                   3,528,473.376
 Bridget A. Macaskill                         3,457,743.372                      70,730.004                   3,528,473.376
 Robert G. Galli                              3,487,469.542                      41,003.834                   3,528,473.376
 Phillip A. Griffiths                         3,487,469.542                      41,003.834                   3,528,473.376
 Benjamin Lipstein                            3,484,267.183                      44,206.192                   3,528,473.375
 Elizabeth B. Moynihan                        3,487,469.542                      41,003.834                   3,528,473.376
 Kenneth A. Randall                           3,487,469.542                      41,003.834                   3,528,473.376
 Edward V. Regan                              3,487,469.542                      41,003.834                   3,528,473.376
 Russell S. Reynolds, Jr.                     3,484,267.183                      44,206.192                   3,528,473.375
 Clayton K. Yeutter                           3,487,469.542                      41,003.834                   3,528,473.376
------------------------------------------------------------------------------------------------------------------------------------

                     FOR                  AGAINST                  ABSTAIN         BROKER NON-VOTES                   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 (PROPOSAL NO. 2)
 A. Approval to change the Fund's fundamental investment objective:
           2,805,319.144              206,727.313              110,024.919              406,402.000           3,528,473.376
 B. Approval to change the Fund's fundamental investment policy regarding industry concentration:
           2,772,789.725              179,626.823              169,654.828              406,402.000           3,528,473.376
 C. Approval to change the Fund's fundamental investment policy regarding non-diversification:
           2,864,694.836              126,354.918              131,021.622              406,402.000           3,528,473.376
------------------------------------------------------------------------------------------------------------------------------------

 (PROPOSAL NO. 3)
 A. Approval to change the Fund's fundamental investment policy concerning borrowing:
           2,742,333.791              213,918.495              165,819.089              406,402.000           3,528,473.375
------------------------------------------------------------------------------------------------------------------------------------

 (PROPOSAL NO. 4)
 A. Approval of the new Class B 12b-1 Distribution and Service Plan and Agreement
 (only Class B shareholders voting):
             715,346.967               35,273.247               46,346.901              177,987.000             974,954.115

31  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS
NAME, ADDRESS,(1) AGE,
POSITION(S) HELD WITH FUND                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
AND LENGTH OF TIME SERVED(2)                         TRUSTEESHIPS/DIRECTORSHIP HELD BY TRUSTEE

INDEPENDENT TRUSTEES

LEON LEVY, Chairman of the                           General Partner (since 1982) of Odyssey Partners, L.P.
Board of Trustees (since 1999)                       (investment partnership) and Chairman of the Board (since 1981)
Age: 76                                              of Avatar Holdings, Inc. (real estate development).

DONALD W. SPIRO, Vice                                Chairman Emeritus (since January 1991) of the Manager. Formerly
Chairman of the Board of                             a director (January 1969-August 1999) of the Manager.
Trustees (since 1999)
Age: 76

ROBERT G. GALLI, Trustee                             A trustee or director of other Oppenheimer funds. Formerly Vice
(since 1999)                                         Chairman (October 1995-December 1997) of the Manager.
Age: 68

PHILLIP A. GRIFFITHS, Trustee                        The Director (since 1991) of the Institute for Advanced Study,
(since 1999)                                         Princeton, N.J., director (since 2001) of GSI Lumonics and a
Age: 63                                              member of the National Academy of Sciences (since 1979); formerly
                                                     (in descending chronological order) a director of Bankers Trust
                                                     Corporation, Provost and Professor of Research Triangle,
                                                     Institute, Raleigh, N.C., and a Professor of Mathematics at
                                                     Harvard University.

BENJAMIN LIPSTEIN, Trustee                           Professor Emeritus of Marketing, Stern Graduate School of
(since 1999)                                         Business Administration, New York University.
Age: 79

ELIZABETH B. MOYNIHAN,                               Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1999)                                 Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the
Age: 72                                              National Building Museum; a member of the Trustees Council, Preservation League of New York State.

KENNETH A. RANDALL, Trustee                          A director of Dominion Resources, Inc. (electric utility holding company) and
(since 1999)                                         Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 75                                              Dominion Energy, Inc. (electric power and oil & gas producer), President and
                                                     Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                                     American Motorists Insurance Company and American Manufacturers Mutual
                                                     Insurance Company.

EDWARD V. REGAN, Trustee                             President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
(since 1999)                                         director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 72                                              and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                                     Chairman of Municipal Assistance Corporation for the City of New York, New York
                                                     State Comptroller and Trustee of New York State and Local Retirement Fund.

1. The address of each Trustee and Officer is 6803 S. Tucson Way, Centennial, CO 80112-3924, except as follows:the address for Messrs. Zack and Molleur and Ms. Feld is 498 Seventh Avenue, New York, NY 10018 and the address for Messrs. Fielding and Tanner is 350 Linden Oaks, Rochester, NY 14625
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

32  OPPENHEIMER MUNICIPAL BOND FUND

RUSSELL S. REYNOLDS, JR., Trustee                    Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
(since 1999)                                         governance consulting and executive recruiting); a life trustee of
Age: 70                                              International House (non-profit educational organization), and a trustee (since
                                                     1996) of the Greenwich Historical Society.

CLAYTON K. YEUTTER, Trustee                          Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
(since 1999)                                         Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999).
Age: 71

====================================================================================================================================
INTERESTED TRUSTEE
AND OFFICER

JOHN V. MURPHY,(3,4)                                 Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee                                (since September 2000) of the Manager; President and a director or trustee of
(since October 2001)                                 other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                                              Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                                     Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                                     Manager); a director (since November 2001) of OppenheimerFunds Distributor,
                                                     Inc.(a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                                     Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                                                     (transfer agent subsidiaries of the Manager); President and a director (since
                                                     July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc. and Centennial Asset
                                                     Management Corporation (since November 2001), HarbourView Asset Management
                                                     Corporation and OFI Private Investments, Inc. (since July 2001); President
                                                     (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                                     Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                                     Management Corp. and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                                                     Mutual Life Insurance Company (the Manager's parent company); a director (since
                                                     June 1995) of DBL Acquisition Corporation; formerly, Chief Operating Officer
                                                     (September 2000 - June 2001) of the Manager; President and trustee (November
                                                     1999 - November 2001) of MML Series Investment Fund and MassMutual
                                                     Institutional Funds (open-end investment companies); a director (September
                                                     1999 - August 2000) of C.M. Life Insurance Company; President, Chief Executive
                                                     Officer and director (September 1999 - August 2000) of MML Bay State Life
                                                     Insurance Company; a director (June 1989 - June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).

 3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
 4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


33 OPPENHEIMER MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS   Continued

====================================================================================================================================
OFFICERS
RONALD H. FIELDING,                                  Senior Vice President (since January 1996) of the Manager; Chairman of the
Vice President (since 2002)                          Rochester Division of the Manager (since January 1996); an officer of 5
Age: 53                                              portfolios in the OppenheimerFunds complex; prior to joining the Manager in
                                                     January 1996, he was President and a director of Rochester Capital Advisors,
                                                     Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund
                                                     Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991 - 1995), Oppenheimer
                                                     Convertible Securities Fund (1986 - 1995) and Rochester Fund Municipals (1986 -
                                                     1995); President and a director of Rochester Tax Managed Fund, Inc. (1982 -
                                                     1995) and of Fielding Management Company, Inc. (1982 - 1995), an investment advisor.

ANTHONY A. TANNER,                                   Vice President of the Rochester Division of the Manager (since January 1996);
Vice President and Portfolio                         an officer of 4 portfolios in the OppenheimerFunds complex; formerly Vice
Manager (since 2002)                                 President of Research of Rochester Capital Advisors, Inc. and Fielding
Age: 41                                              Management Company, Inc. (1991 - December 1995).

BRIAN W. WIXTED,                                     Senior Vice President and Treasurer (since March 1999) of the Manager; Treas-
Treasurer (since 1999)                               urer (since March 1999) of HarbourView Asset Management Corporation, Share-
Age: 42                                              holder Services, Inc., Oppenheimer Real Asset Management Corporation,
                                                     Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings, Inc.,
                                                     OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                                     International Ltd. and Oppenheimer Millennium Funds plc (since May 2000) and
                                                     OFI Institutional Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries oF the Manager); Treasurer and Chief Financial Officer
                                                     (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition
                                                     Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly
                                                     Principal and Chief Operating Officer (March 1995-March 1999), Bankers Trust
                                                     Company-Mutual Fund Services Division. An officer of 89 portfolios in the
                                                     OppenheimerFunds complex.

ROBERT G. ZACK,                                      Senior Vice President (since May 1985) and General Counsel (since February
Secretary (since 2001)                               2002) of the Manager; General Counsel and a director (since November 2001) of
Age: 54                                              OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                                     (since November 2001) of HarbourView Asset Management Corporation; Vice
                                                     President and a director (since November 2000) of Oppenheimer Partnership
                                                     Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                                     November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                                     Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                                     Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                                     Centennial Asset Management Corporation; a director (since November 2001) of
                                                     Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                                     (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                                     (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                                     November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General
                                                     Counsel (November 2001-February 2002) and Associate General Counsel (May
                                                     1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                                                     Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                                     1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
                                                     Millennium Funds plc (October 1997-November 2001). An officer of 89 portfolios in the OppenheimerFunds complex.


34 OPPENHEIMER MUNICIPAL BOND FUND


KATHERINE P. FELD,                                   Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary (since 2001)                     President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director,
Age: 44                                              Vice President and Secretary (since June 1999) of Centennial Asset Management
                                                     Corporation; Vice President (since 1997) of Oppenheimer Real Asset Management,
                                                     Inc.; formerly Vice President and Associate Counsel of the Manager (June
                                                     1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.




KATHLEEN T. IVES,                                    Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary (since 2001)                     President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President
Age: 36                                              and Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
                                                     Secretary (since December 2001) of OppenheimerFunds Legacy Program and
                                                     Shareholder Financial Services, Inc.; formerly Assistant Vice President and
                                                     Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of
                                                     the Manager (August 1994-August 1997). An officer of 85 portfolios in the
                                                     OppenheimerFunds complex.


DENIS R. MOLLEUR,                                    Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Assistant Secretary (since 2001)                     Vice President and Associate Counsel of the Manager (September 1995-July 1999).
Age: 44                                              An officer of 82 portfolios in the OppenheimerFunds complex.



THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

Each Trustee is a Trustee, Director or Managing General Partner of 31 other portfolios in the OppenheimerFunds complex, except as follows: Mr. Galli (41 portfolios) and Mr. Murphy (67 portfolios).


35  OPPENHEIMER MUNICIPAL BOND FUND

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

 A SERIES OF OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
================================================================================
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.

================================================================================
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

================================================================================
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT
================================================================================
 INDEPENDENT AUDITORS      KPMG LLP
================================================================================
 LEGAL COUNSEL             Mayer Brown Rowe & Maw

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE,
                           NEW YORK, NY 10018.




          [COPYRIGHT]Copyright 2002 OppenheimerFunds, Inc.  All rights reserved.

36  OPPENHEIMER MUNICIPAL BOND FUND

MUNICIPAL BONDS--THE COMMUNITY INVESTMENT

     When you invest in municipal securities through a mutual fund, your dollars are put to work primarily in your state's communities--for example, fire districts, school systems and housing for the elderly. To encourage and reward private investor support of these municipal activities, the interest paid on them is often exempt from federal income taxes.
     Many investors consider this investment's tax-advantaged nature to be the primary advantage of a municipal bond fund like Oppenheimer Rochester National Municipals. But it should also be acknowledged that municipal bonds provide financing for much of the infrastructure of the communities in which we live.
     During the past year, your investment in the Fund helped provide financing for a wide variety of worthwhile projects. Private colleges, primary schools for special education, waste water treatment facilities and mortgages for first-time home buyers are just a few of the programs that benefited from your investment.
     When you review the enclosed listing of the Fund's portfolio holdings, you're likely to find many projects that help to improve the standard of living in your community. It's one of the--admittedly few--advantages of the current tax code: the ability to earn tax-free income and be supportive of communities throughout the United States.(1)

1. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.

ISSUES WITH A DIVERSE RANGE OF CREDIT RATINGS

     By combining more than 47% investment-grade municipal bonds with select, carefully-researched below-investment-grade (primarily unrated) issues, we seek to enhance yield while diversifying the Fund's portfolio.

                       CREDIT ALLOCATION (AS OF 7/31/02)*

                                       AAA
                                      10.6%

                                    NOT RATED
                                      23.0%

[GRAPHIC OMITTED]

                                       AA
                                      6.0%

                                        A
                                      10.0%

                                       CCC
                                      0.2%

                                        B
                                      12.6%

                                       BBB
                                      20.9%

                                       BB
                                      16.7%

*Credit allocation data are as of 7/31/02, and are subject to change. Data are dollar-weighted, based on total market value of investments. Securities rated by a rating organization other than Standard & Poor's Rating Group are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. See page 16 for further explanation.

[GRAPHIC OMITTED]
[Graphic of Oppenheimer Rochester Municipals Omitted]

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     GENERAL INFORMATION                    1.800.CALL OPP (1.800.225.5677)
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     TRANSFER AND SHAREHOLDER SERVICING AGENT
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     TICKER SYMBOLS     Class A: ORNAX   Class B: ORNBX   Class C: ORNCX

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     RA0795.001.0702     September 27, 2002


     This Annual Report is for the information of shareholders of Oppenheimer Rochester National Municipals. It must be preceded or accompanied by a current Prospectus for the Fund.
     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
     Call our Toll-Free Customer Service today at 1.800.CALL OPP (1.800.225.5677) for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.

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OPPENHEIMERFUNDS DISTRIBUTOR, INC.
ROCHESTER DIVISION
350 LINDEN OAKS
ROCHESTER, NY 14625-2807